SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 18, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01. Entry into a Material Definitive Agreement


     As previously disclosed in its Current Reports on Form 8-K filed August 27, 2004 and September 14, 2004, Avado Brands, Inc. (the "Company") failed to comply with certain financial covenants contained in its February 11, 2004 Post-Petition Credit Agreement (the "Credit Agreement") for the three-month periods ended July 25, 2004 and August 22, 2004. On September 10, 2004, the Credit Agreement lenders waived, through October 20, 2004, the events of default for the three-month periods ended July 25, 2004 and August 22, 2004.

     On October 18, 2004, the Company received final Bankruptcy Court approval of an amendment to its Credit Agreement. The amendment, dated September 22, 2004 permanently waived the Company's previously disclosed events of default with respect to the Credit Agreement and, among other things, amended certain other financial covenants contained in the agreement. The amended covenants require the Company to achieve certain defined cash flow targets for its Don Pablo's and Hops restaurant operations, limit the amount of the Company's general and administrative expenses, and also limit the amount the Company may incur related to repairs and maintenance and capital expenditures. In conjunction with the final approval of the amendment by the Bankruptcy Court, the Company paid a fee of $150,000 to the Credit Agreement lenders as a condition of the waiver and amendment.



     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:


     10.1 Amendment No. 2, dated as of September 22, 2004, to Post-Petition Credit Agreement, dated as of February 11, 2004, by and among Avado Brands, Inc., and its Subsidiaries as Borrowers, the lenders signatory thereto, and DDJ Capital Management, LLC, as Administrative Agent and Collateral Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Louis J. Profumo
                                         Chief Financial Officer


Date: October 22, 2004


                                       3